13. Shareholders' Equity	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Shareholders' Equity

The Company received regulatory approval in December 2013 to repurchase and redeem the remaining 12,524 outstanding shares of its Series A preferred stock.  The repurchase and redemption was completed on January 17, 2014 and was reflected on the Company’s Consolidated Balance Sheets as of December 31, 2013.   “Accrued interest payable and other liabilities” at December 31, 2013 includes $12.6 million for the payment to preferred shareholders of principal and accrued dividends on January 17, 2014.

The Board of Directors, at its discretion, can issue shares of preferred stock up to a maximum of 5,000,000 shares. The Board of Directors is authorized to determine the number of shares, voting powers, designations, preferences, limitations and relative rights.

In September 2014, the Company’s Board of Directors authorized a stock repurchase program, pursuant to which up to $2 million will be allocated to repurchase the Company’s common stock.  Any purchases under the Company’s stock repurchase program may be made periodically as permitted by securities laws and other legal requirements in the open market or in privately negotiated transactions.  The timing and amount of any repurchase of shares will be determined by the Company’s management, based on its evaluation of market conditions and other factors.  The repurchase program may be suspended at any time or from time-to-time without prior notice.  The Company has repurchased and retired $82,000, or 4,537 shares, of its common stock under this program as of December 31, 2014.